UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2025

ARES ACQUISITION CORPORATION II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41691	98-1592112
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor
New York, New York	10167
(Address of principal executive offices)	(Zip Code)

(310) 201-4100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value $0.0001 per share, and one-half of one redeemable warrant	AACT.U	New York Stock Exchange
Class A Ordinary Shares, par value $0.0001 per share	AACT	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	AACT WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 16, 2025, Ares Acquisition Holdings II LP (the “Sponsor”) agreed to make monthly deposits directly to Ares Acquisition Corporation II’s (“AACT” or the “Company”) trust account of $0.02 for each outstanding Class A ordinary share, par value $0.0001 per share (the “Class A Ordinary Shares”), of the Company, other than Class A Ordinary Shares held by the Sponsor upon any conversion of Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), of the Company (each deposit, a “Contribution” and collectively, the “Contributions”) on the terms and subject to the conditions described below. In exchange for the Contributions, the Company shall issue to the Sponsor a non-interest bearing, unsecured promissory note (the “Promissory Note”) on the terms and subject to the conditions described below.

At the extraordinary general meeting of the Company to be held at 4:00 p.m., Eastern Time, on April 22, 2025 (the “Shareholder Meeting”), the Company’s shareholders will be asked to vote on a proposal to amend the Company’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) to extend the date by which the Company has to consummate a business combination from April 25, 2025 to January 26, 2026 (the “Extension Amendment Proposal”).

If the Extension Amendment Proposal is approved, the Promissory Note will be issued and the first Contribution will be made on April 25, 2025. Additional Contributions will be made on the 25th day of each month following April 25, 2025 (or if such day is not a business day, on the business day immediately preceding such day) until the earlier of (i) the consummation of a business combination, and (ii) the last day the Company has to complete a business combination in accordance with its Memorandum and Articles of Association, as then in effect (the earlier of (i) and (ii), the “Maturity Date”). The Promissory Note will not bear any interest and will be repayable by the Company to the Sponsor upon the Maturity Date. The Maturity Date may be accelerated upon the occurrence of an “Event of Default” (as defined in the Promissory Note). Any outstanding principal under the Promissory Note may be prepaid at any time by the Company, at its election and without penalty.

The foregoing description of the Promissory Note does not purport to be complete and is qualified in its entirety by the terms and conditions of the Form of Promissory Note, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 of this Current Report is incorporated by reference into this Item 2.03 to the extent required.

Item 3.02	Unregistered Sales of Equity Securities.

In connection with the Extension Amendment Proposal, the Sponsor has announced its intention to convert its 12,500,000 Class B Ordinary Shares into 12,500,000 Class A Ordinary Shares prior to or concurrently with the approval of the Extension Amendment Proposal.

In connection with the approval of the Extension Amendment Proposal, the Company will issue an aggregate of 12,500,000 Class A Ordinary Shares to the Sponsor upon the conversion (the “Conversion”) by the Sponsor of an equal number of Class B Ordinary Shares. The 12,500,000 Class A Ordinary Shares to be issued in connection with the Conversion will be subject to the same restrictions as applied to the Class B Ordinary Shares before the Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the Company’s prospectus for its initial public offering. Following the Conversion, assuming no redemptions in connection with the Shareholder Meeting, there will be 62,500,000 Class A Ordinary Shares and no Class B Ordinary Shares issued and outstanding. The issuance of Class A Ordinary Shares upon the Conversion will not be registered under the Securities Act of 1933, as amended, in reliance on the exemption from registration provided by Section 3(a)(9) thereof.

Item 7.01.	Regulation FD Disclosure.

On April 16, 2025, the Company issued a press release announcing the Contributions and the Promissory Note. The press release is furnished as Exhibit 99.1 and incorporated by reference into this Item 7.01.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Forward Looking Statements

This Current Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These include AACT’s or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “potential,” “budget,” “may,” “will,” “could,” “should,” “continue” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the timing of the proposed business combination between AACT and Kodiak Robotics, Inc. (“Kodiak”) (the “proposed Business Combination”), the Contribution, the Conversion, the success of the Extension Amendment Proposal, the capitalization of AACT after giving effect to the proposed Business Combination and expectations with respect to the future performance and the success of the combined company following the consummation of the Business Combination. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of AACT’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of AACT. These forward-looking statements are subject to a number of risks and uncertainties, including changes in business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed Business Combination including as a result of redemptions or the failure by shareholders to adopt the Extension Amendment Proposal, the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination or that the approval of the equity holders of Kodiak or AACT is not obtained; failure to realize the anticipated benefits of the proposed Business Combination; the amount of redemption requests made by AACT’s public equity holders; and the ability of AACT or the combined company to issue equity or equity-linked securities in connection with the proposed Business Combination or in the future. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by Kodiak, AACT or the combined company resulting from the proposed Business Combination with the U.S. Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors.” If any of these risks materialize or any assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that AACT does not presently know or that AACT currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by investors as a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

In addition, forward-looking statements reflect AACT’s expectations, plans or forecasts of future events and views as of the date they are made. AACT anticipates that subsequent events and developments will cause Kodiak’s and AACT’s assessments to change. However, while AACT may elect to update these forward-looking statements at some point in the future, AACT specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing AACT’s assessments as of any date subsequent to the date they are made. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither AACT, nor any of its affiliates have any obligation to update these forward-looking statements other than as required by law. Certain information set forth in this Current Report includes estimates and targets and involves significant elements of subjective judgment and analysis. No representations are made as to the accuracy of such estimates or targets or that all assumptions relating to such estimates or targets have been considered or stated or that such estimates or targets will be realized.

Additional Information and Where to Find It

In connection with the proposed Business Combination, AACT and Kodiak plan to file a registration statement on Form S-4 relating to the transactions (the “Registration Statement”) with the SEC, which will include a prospectus with respect to the combined company’s securities to be issued in connection with the proposed Business Combination and a preliminary proxy statement with respect to the shareholder meeting of AACT to vote on the proposed Business Combination. AACT and Kodiak also plan to file other documents and relevant materials with the SEC regarding the proposed Business Combination. After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus included in the Registration Statement will be mailed to the shareholders of AACT as of the record date to be established for voting on the proposed Business Combination. SECURITY HOLDERS OF KODIAK AND AACT ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS AND RELEVANT MATERIALS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO THE PROPOSED BUSINESS COMBINATION. Shareholders are able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Kodiak and AACT once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. In addition, the documents filed by AACT may be obtained free of charge from AACT at www.aresacquisitioncorporationii.com. Alternatively, these documents, when available, can be obtained free of charge from AACT upon written request to Ares Acquisition Corporation II, 245 Park Avenue, 44th Floor, New York, NY 10167, Attn: Secretary, or by calling (888) 818-5298. The information contained on, or that may be accessed through the websites referenced in this Current Report is not incorporated by reference into, and is not a part of, this Current Report.

Participants in the Solicitation

AACT, Kodiak and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of AACT in connection with the proposed Business Combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of AACT’s executive officers and directors in the solicitation by reading AACT’s final prospectus related to its initial public offering filed with the SEC on April 24, 2023, the definitive proxy statement/prospectus, which will become available after the Registration Statement has been declared effective by the SEC, and other relevant materials filed with the SEC in connection with the proposed Business Combination when they become available. Information concerning the interests of AACT’s participants in the solicitation, which may, in some cases, be different from those of AACT’s shareholders generally, will be set forth in the preliminary proxy statement/prospectus included in the Registration Statement.

No Offer or Solicitation

This Current Report shall not constitute a solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of AACT, Kodiak or the combined company resulting from the proposed Business Combination, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title

10.1	Form of Promissory Note, by and between Ares Acquisition Corporation II and Ares Acquisition Holdings II LP.

99.1	Press Release, dated April 16, 2025.

104	Cover Page Interactive Data File.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16, 2025	Ares Acquisition Corporation II

	By:	/s/ Allyson Satin
	Name:	Allyson Satin
	Title:	Chief Operating Officer

Exhibit 10.1

THIS PROMISSORY NOTE (“NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

FORM OF PROMISSORY NOTE

Principal Amount: up to $[•]	Dated as of [ ]

Ares Acquisition Corporation II, a Cayman Islands exempted company and blank check company (the “Maker”), promises to pay to Ares Acquisition Holdings II LP, a Cayman Islands exempted limited partnership, or its registered assigns or successors in interest (the “Payee”), the entire unpaid Principal Amount (as defined below) of up to [•]($[•]) in lawful money of the United States of America, on the terms and conditions described below. All payments on this Note shall be made by check or wire transfer of immediately available funds or as otherwise determined by the Maker to such account as the Payee may from time to time designate by written notice in accordance with the provisions of this Note. Reference is made to the Maker’s definitive proxy statement dated April 4, 2025 relating to the Maker’s extraordinary general meeting of the shareholders to be held on April 22, 2025 (the “Proxy Statement”).

1. Principal. The entire unpaid principal balance of this Note shall be due and payable on the Maturity Date unless earlier repaid or unless accelerated upon the occurrence of an Event of Default (as defined below). “Maturity Date” means the earlier of the (i) consummation of the Maker’s initial merger, stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”) and (ii) the last day the Maker has to complete a Business Combination pursuant to the Maker’s Amended and Restated Memorandum and Articles of Association, as then in effect. The Payee understands that if a Business Combination is not consummated, this Note will be repaid solely to the extent that the Maker has funds available to it outside of its trust account established in connection with its initial public offering of its securities (the “Trust Account”). Under no circumstances shall any individual, including, but not limited to, any officer, director, employee or shareholder of the Maker, be obligated personally for any obligations or liabilities of the Maker under this Note.

2. Interest. No interest shall accrue on the unpaid Principal Amount of this Note.

3. Drawdowns; Register. If the Extension Amendment Proposal (as defined in the Proxy Statement) is approved and adopted, beginning on April 25, 2025, and on the 25th of each month following April 25, 2025 until the Maturity Date (or if such day is not a business day, on the business day immediately preceding such day), the Payee shall advance directly to the Trust Account $0.02 for each outstanding Class A ordinary share, par value $0.0001 per share (“Class A Shares”), other than Class A shares held by the Payee upon conversion of Class B ordinary shares, par value $0.0001 per share (each, an “Advance” and the sum of all Advances, the “Principal Amount”). The Maker shall maintain a register reflecting each Advance and any prepayment of all or a portion of the Principal Amount outstanding under this Note for purposes of recording the aggregate unpaid Principal Amount of this Note outstanding at any time.

4. Application of Payments. All payments shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorney’s fees, then to the payment in full of any late charges and finally to the reduction of the unpaid Principal Amount of this Note.

5. Events of Default. The following shall constitute an event of default (“Event of Default”):

(a) Failure to Make Required Payments. Failure by the Maker to pay the unpaid Principal Amount due pursuant to this Note within five business days following the Maturity Date.

(b) Voluntary Bankruptcy, Etc. The commencement by the Maker of a voluntary case under any applicable bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of the Maker generally to pay its debts as such debts become due, or the taking of corporate action by the Maker in furtherance of any of the foregoing.

(c) Involuntary Bankruptcy, Etc. The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Maker in an involuntary case under any applicable bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Maker or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days.

6. Remedies.

(a) Upon the occurrence of an Event of Default specified in Section 5(a) hereof, the Payee may, by written notice to the Maker, declare this Note to be due immediately and payable, whereupon the unpaid Principal Amount of this Note, and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained in this Note or in the documents evidencing the same to the contrary notwithstanding.

(b) Upon the occurrence of an Event of Default specified in Sections 5(b) and 5(c), the unpaid Principal Amount, and all other sums payable with regard to this Note, shall automatically and immediately become due and payable, in all cases without any action on the part of the Payee.

7. Waivers. The Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to the Note, all errors, defects and imperfections in any proceedings instituted by the Payee under the terms of this Note, and all benefits that might accrue to the Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and the Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by the Payee.

8. Unconditional Liability. The Maker waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Payee, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Payee with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties to this Note without notice to the Maker or affecting the Maker’s liability hereunder.

9. Notices. All notices, statements or other documents which are required or contemplated by this Note shall be: (i) in writing and delivered personally or sent by first class registered or certified mail, overnight courier service or facsimile or electronic transmission to the address designated in writing, (ii) by facsimile to the number most recently provided to such party or such other address or fax number as may be designated in writing by such party and (iii) by electronic mail, to the electronic mail address most recently provided to such party or such other electronic mail address as may be designated in writing by such party. Any notice or other communication so transmitted shall be deemed to have been given on the day of delivery, if delivered personally, on the business day following receipt of written confirmation, if sent by facsimile or electronic transmission, one business day after delivery to an overnight courier service or five days after mailing if sent by mail.

10. Construction. THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

11. Severability. Any provision contained in this Note that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12. Trust Waiver. Notwithstanding anything in this Note to the contrary, the Payee waives any and all right, title, interest or claim of any kind (“Claim”) in or to any monies in, or any distribution of or from, the Trust Account, and agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the Trust Account for any reason whatsoever. The Payee agrees not to make any Claim against the Trust Account (including any distributions therefrom), regardless of whether such Claim arises as a result of, in connection with or relating in any way to, this Note, or any other matter, and regardless of whether such Claim arises based on contract, tort, equity or any other theory of legal liability. To the extent the Payee commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to the Maker (including this Note), which proceeding seeks, in whole or in part, monetary relief against the Maker, the Payee acknowledges and agrees that its sole remedy shall be against funds held outside of the Trust Account and that such Claim shall not permit the Maker (or any person claiming on its behalf or in lieu of it) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained in the Trust Account.

13. Tax Treatment. In each case for U.S. federal income tax and all other applicable tax purposes, the Maker and the Payee agree to treat this Note, to the extent permissible under applicable law, as an equity interest in the Maker (and not as indebtedness) and shall take no contrary position on any tax return or before any taxing authority unless otherwise required by law. The Maker and the Payee shall reasonably cooperate to structure any contribution, forfeiture or elimination of this Note pursuant to Section 1 in a manner that is tax-efficient for the Maker and the Payee, taking into account the terms of any Business Combination.

14. Amendment; Waiver. Any amendment to this Note or waiver of any provision of this Note may be made with, and only with, the written consent of the Maker and the Payee.

15. Assignment; Successors and Assigns. No assignment or transfer of this Note or any rights or obligations hereunder may be made by any party to this Note (by operation of law or otherwise) without the prior written consent of the other party to this Note and any attempted assignment without the required consent shall be void. This Note shall be binding upon and benefit the permitted successors and permitted assigns of a party to this Note.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Maker, intending to be legally bound, has caused this Note to be duly executed by the undersigned as of the day and year first above written.

ARES ACQUISITION CORPORATION II

By:

Name:

Title:

Agreed and Acknowledged:

ARES ACQUISITION HOLDINGS II LP

Acting by its General Partner Ares Acquisition Holdings II

By:

Name:

Title:

[Signature Page to Promissory Note]

Exhibit 99.1

ARES ACQUISITION CORPORATION II ANNOUNCES MONTHLY CONTRIBUTION TO TRUST

ACCOUNT IN CONNECTION WITH PROPOSED EXTENSION

Ares Acquisition Holdings II LP will make monthly deposits directly to the trust account of $0.02 for each outstanding Class A ordinary share

NEW YORK – April 16, 2025 (BUSINESS WIRE) – Ares Acquisition Corporation II (NYSE: “AACT.U”, “AACT”, “AACT WS”) (“AACT” or the “Company”) announced today that the Company’s sponsor, Ares Acquisition Holdings II LP (the “Sponsor”), agreed to make monthly deposits directly to the Company’s trust account of $0.02 for each outstanding Class A ordinary share, par value $0.0001 per share (the “Class A Ordinary Shares”), of the Company, other than Class A Ordinary Shares held by the Sponsor upon any conversion of Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), of the Company (each deposit, a “Contribution” and collectively, the “Contributions”) on the terms described below. In exchange for the Contributions, the Company shall issue the Sponsor a non-interest bearing, unsecured promissory note (the “Promissory Note”) on the terms described below. This announcement is being made in anticipation of the Company’s extraordinary general meeting to be held at 4:00 p.m., Eastern Time, on April 22, 2025, at which shareholders will be asked to vote on a proposal to amend the Company’s amended and restated memorandum and articles of association (the “Articles”) to extend the date by which the Company has to consummate a business combination from April 25, 2025 to January 26, 2026 (the “Extension Amendment Proposal”).

If the Extension Amendment Proposal is approved, the Promissory Note will be issued and the first Contribution will be made on April 25, 2025. Additional Contributions will be made on the 25th day of each month following April 25, 2025 (or if such day is not a business day, on the business day immediately preceding such day) until the earlier of (i) the consummation of a business combination, and (ii) the last day the Company has to complete a business combination in accordance with its Articles as then in effect. In exchange for such Contributions, the Sponsor shall receive the Promissory Note from the Company in the amount of the total Contributions. The Promissory Note is expected to be settled in cash at the earlier of (i) the closing of the Company’s business combination and (ii) the last day the Company has to complete a business combination in accordance with the Articles.

Additionally, the Sponsor has announced its intention to convert its 12,500,000 Class B Ordinary Shares into 12,500,000 Class A Ordinary Shares prior to or concurrently with the approval of the Extension Amendment Proposal. Notwithstanding the conversions, the Sponsor will not be entitled to receive any monies held in the Company’s trust account as a result of its ownership of any Class A Ordinary Shares to be issued upon conversion of the Class B Ordinary Shares. Additionally, the Class A Ordinary Shares to be issued in the conversion will be subject to the same restrictions as applied to the Class B Ordinary Shares before the conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of the Company’s initial business combination.

If shareholders have any questions or need assistance please call the Company’s proxy solicitor, Sodali & Co, by calling (800) 662-5200 (toll free) or banks and brokers can call (203) 658-9400, or by e-mailing AACT.info@investor.sodali.com.

About Ares Acquisition Corporation II

Ares Acquisition Corporation II (NYSE: AACT) is a special purpose acquisition company affiliated with Ares Management Corporation, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination.

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, each as amended. These include AACT’s or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “potential,” “budget,” “may,” “will,” “could,” “should,” “continue” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the timing of the proposed business combination between AACT and Kodiak Robotics, Inc. (“Kodiak”) (the “proposed business combination”), the Contribution, the Conversion, the success of the Extension Amendment Proposal, the capitalization of AACT after giving effect to the proposed business combination and expectations with respect to the future performance and the success of the combined company following the consummation of the proposed business combination (the “combined company”). These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of AACT’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of AACT. These forward-looking statements are subject to a number of risks and uncertainties, including changes in business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including as a result of redemptions or the failure by shareholders to adopt the Extension Amendment Proposal, the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the equity holders of Kodiak or AACT is not obtained; failure to realize the anticipated benefits of the proposed business combination; the amount of redemption requests made by AACT’s public equity holders; and the ability of AACT or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by Kodiak, AACT or the combined company resulting from the proposed business combination with the U.S. Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors.” If any of these risks materialize or any assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that AACT presently does not know or that AACT currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by investors as a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

In addition, forward-looking statements reflect AACT’s expectations, plans or forecasts of future events and views as of the date they are made. AACT anticipates that subsequent events and developments will cause AACT’s assessments to change. However, while AACT may elect to update these forward-looking statements at some point in the future, AACT specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing AACT’s assessments as of any date subsequent to the date they are made. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither AACT nor any of its affiliates have any obligation to update these forward-looking statements other than as required by law. Certain information set forth in this press release includes estimates and targets and involves significant elements of subjective judgment and analysis. No representations are made as to the accuracy of such estimates or targets or that all assumptions relating to such estimates or targets have been considered or stated or that such estimates or targets will be realized.

Additional Information and Where to Find It

In connection with the proposed business combination, AACT and Kodiak plan to file a registration statement on Form S-4 relating to the transaction (the “Registration Statement”) with the SEC, which will include a prospectus with respect to the combined company’s securities to be issued in connection with the proposed business combination and a preliminary proxy statement with respect to the shareholder meeting of AACT to vote on the proposed business combination. AACT and Kodiak also plan to file other documents and relevant materials with the SEC regarding the proposed business combination. After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus included in the Registration Statement will be mailed to the shareholders of AACT as of the record date to be established for voting on the proposed business combination. SECURITY HOLDERS OF KODIAK AND AACT ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS AND RELEVANT MATERIALS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO THE PROPOSED BUSINESS COMBINATION. Shareholders are able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Kodiak and AACT once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. In addition, the documents filed by AACT may be obtained free of charge from AACT at www.aresacquisitioncorporationii.com. Alternatively, these documents, when available, can be obtained free of charge from AACT upon written request to Ares Acquisition Corporation II, 245 Park Avenue, 44th Floor, New York, NY 10167, Attn: Secretary, or by calling (888) 818-5298. The information contained on, or that may be accessed through the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

AACT, Kodiak and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of AACT in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of AACT’s executive officers and directors in the solicitation by reading AACT’s final prospectus related to its initial public offering filed with the SEC on April 24, 2023, the definitive proxy statement/prospectus, which will become available after the Registration Statement has been declared effective by the SEC, and other relevant materials filed with the SEC in connection with the proposed business combination when they become available. Information concerning the interests of AACT’s participants in the solicitation, which may, in some cases, be different from those of AACT’s shareholders generally, will be set forth in the preliminary proxy statement/prospectus included in the Registration Statement.

No Offer or Solicitation

This press release shall not constitute a solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of AACT, Kodiak or the combined company resulting from the proposed business combination, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. This press release is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction in where such distribution or use would be contrary to local law or regulation.

CONTACT

Investors

Greg Mason

+1 888-818-5298

ir@aresacquisitioncorporationii.com

Media

Jacob Silber

media@aresmgmt.com